SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 April 17, 2003
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                Date of Report (Date of Earliest Event Reported)



                                   ZiLOG, Inc.
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             (Exact name of Registrant as specified in its charter)





           Delaware                       001-13748              13-3092996
    ------------------------ ------------------------------  -------------------
    (State of Incorporation)    (Commission file number)     (I.R.S. Employer
                                                             Identification No.)


                                 532 Race Street
                           San Jose, California 95126
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          (Address of principal executive offices, including zip code)



                                 (408) 558-8500
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              (Registrant's telephone number, including area code)


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Item 5. Other Events

     On April 23, 2003, ZiLOG, Inc. (the "Registrant") issued the press release attached hereto as Exhibit 99.1. The press release is incorporated herein by reference.

Item 7. Exhibits

     Designation of
     Exhibit in
     This Report              Description of Exhibit

     99.1                     ZiLOG press release dated April 23, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ZiLOG, INC.



                                   By: /s/ Perry Grace
                                   ------------------------------------------
                                   Perry Grace
                                   Vice President and Chief Financial Officer

Date: April 23, 2003

                                                                    Exhibit 99.1